Exhibit 3.9

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

	Filed in the office of	Document Number
20070762003-37
Filing Date and Time
Articles of Incorporation	Ross Miller	11/06/2007 1:49 PM
(PURSUANT TO NRS 78)	Secretary of State	Entity Number
	State of Nevada	E0764622007-8

USE BLANK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	CAREVIEW COMMUNICATIONS, INC.
2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be [ILLEGIBLE]	PARACORP INCORPORATED Name 318 N. Carson St., Suite 208			Carson City	Nevada	89701
		(MANDATORY) Physical Street Address			City		Zip Code
		(OPTIONAL) Mailing Address			City	State	Zip Code
3.	Shares: (number of shares corporation is authorized to [ILLEGIBLE]	Number of shares with par value: 320,000,000	Par value per share:	$.001	Number of shares without par value:
4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: Attach additional page if more than 3 directors/trustees)	1. STEVE JOHNSON Name
		5000 Legacy Drive, Suite 480			Plano	TX	75024
		Street Address			City	State	Zip Code
2. TOMMY THOMPSON
Name
		5000 Legacy Drive, Suite 480			Plano	TX	75024
		Street Address			City	State	Zip Code
3. ALLEN WHEELER
Name
		5000 Legacy Drive, Suite 480			Plano	TX	75024
		Street Address			City	State	Zip Code
5.	Purpose: (optional - see instructions)	The purpose of this Corporation shall be: Information technology provider to the healthcare industry
6.	Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	STEVE JOHNSON		X
		Name		Signature
		5000 Legacy Drive, Suite 480			Plano	TX	75024
		Address			City	State	Zip Code
7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
		X				11/2/07
		Authorized Signature of R. A. or On behalf of R. A. Company				Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007 Revised on 01/01/07

Articles of Incorporation

CAREVIEW COMMUNICATIONS, INC.

3.	Shares:

The total number of shares of stock of all classes which the Corporation has authority to issue is 320,000,000 shares, of which 300,000,000 shall be common stock, with a par value of $.001 per share (“Common Stock”), and 20,000,000 shares shall be preferred stock, with a par value of $.001 per share (“Preferred Stock”).

4.	Additional Directors:

Henry Burkhalter

5000 Legacy Drive, Suite 480

Plano, TX 75024

David Webb

5000 Legacy Drive, Suite 480

Plano, TX 75024